Exhibit 99.2

Lantern Pharma Inc. Announces Closing of up to $8 Million Registered Direct Offering

$4 million upfront with up to an additional $4 million of potential aggregate gross proceeds upon the exercise in full of the warrants

DALLAS, TEXAS — (BUSINESS WIRE) — September 30, 2026 – Lantern Pharma Inc. (NASDAQ: LTRN) (“Lantern”, the “Company” or “we”), a clinical-stage, AI-native biopharma company using artificial intelligence and genomic data to develop precision oncology therapies, today announced the closing of its previously announced registered direct offering of 3,669,725 shares of its common stock (or pre-funded warrants in lieu thereof) at a purchase price of $1.09 per share (or pre-funded warrant in lieu thereof). In addition, in a concurrent private placement, the Company issued unregistered warrants to purchase up to 3,669,725 shares of common stock. The warrants have an exercise price of $1.09 per share, are exercisable beginning on the effective date of, and subject to, approval by the Company’s stockholders of the issuance of the shares of common stock upon exercise of the unregistered warrants (the “Stockholder Approval”) and will expire five years following the Stockholder Approval.

Rodman & Renshaw LLC acted as the exclusive placement agent for the offering.

The aggregate gross proceeds to the Company from the offering were approximately $4 million, before deducting the placement agent fees and other offering expenses payable by the Company. The potential additional gross proceeds from the unregistered warrants, if fully exercised on a cash basis, will be approximately $4 million. No assurance can be given that any of the warrants will be exercised. The Company currently intends to use the net proceeds from the offering for working capital and other general corporate purposes.

The shares of common stock (or pre-funded warrants in lieu thereof) (but not the warrants issued in the private placement or the shares of common stock underlying such warrants) were offered by the Company pursuant to a “shelf” registration statement on Form S-3 (File No. 333-279718) filed with the Securities and Exchange Commission (“SEC”) on May 24, 2024, and became effective on June 10, 2024. The registered direct offering of the shares of common stock (or pre-funded warrants in lieu thereof) was made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. The prospectus supplement and the accompanying prospectus relating to the shares of common stock (or pre-funded warrants in lieu thereof) being offered in the registered direct offering were filed with the SEC and are available at the SEC’s website at www.sec.gov. Electronic copies of the prospectus supplement and the accompanying prospectus relating to the registered direct offering may also be obtained by contacting Rodman & Renshaw LLC at 600 Lexington Avenue, 32nd Floor, New York, NY 10022, by telephone at (212) 540-4414, or by email at info@rodm.com.

The warrants described above were issued in a concurrent private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder and, along with the shares of common stock underlying the warrants, have not been registered under the Securities Act, or applicable state securities laws. Accordingly, the warrants and underlying shares of common stock may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Lantern Pharma

Lantern Pharma (NASDAQ: LTRN) is a clinical-stage biopharmaceutical company leveraging its proprietary RADR® artificial intelligence and machine-learning platform to transform the cost, pace, and precision of oncology drug development. By integrating large-scale genomic and biological data with advanced machine learning, RADR® is designed to identify the patients most likely to benefit from Lantern’s therapies and to guide biomarker-driven clinical development. The company’s pipeline includes LP-184 (zirdafulven), LP-300, and LP-284, along with its central-nervous-system-focused subsidiary, Starlight Therapeutics, and its AI subsidiary, Open Medicine AI. For more information, visit www.lanternpharma.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among other things, statements relating to the intended use of proceeds from the offering, the exercise of the warrants prior to their expiration, and the receipt of Stockholder Approval.

Any statements that are not statements of historical fact (including, without limitation, statements that use words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “model,” “objective,” “aim,” “upcoming,” “should,” “will,” “would,” or the negative of these words or other similar expressions) should be considered forward-looking statements. There are a number of important factors that could cause our actual results to differ materially from those indicated by the forward-looking statements, such as (i) the risk that we may not be able to secure sufficient future funding when needed and as required to advance and support our existing and planned development programs and operations, (ii) the risk that observations in preclinical studies and early or preliminary observations in clinical studies do not ensure that later observations, studies and development will be consistent or successful, (iii) the risk that our research and the research of our collaborators may not be successful, (iv) the risk that our Open-Medicine AI commercialization efforts may not generate the anticipated revenue or achieve the expected market adoption, (v) the risk that implementation of our development plans and new features for Open-Medicine AI may not be successful or may take longer than anticipated for development, completion, and release, (vi) the risk that no drug product based on our proprietary AI platforms has received FDA marketing approval or otherwise been incorporated into a commercial product, (vii) the risk that ongoing partnership and collaborations discussions may not result in definitive agreements on acceptable terms or at all, (viii) market and other conditions, and (ix) technical, scientific, regulatory, financial, competitive, and operational risks and those other factors set forth in the Risk Factors sections in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on March 30, 2026 and in our prospectus supplement and the accompanying prospectus relating to the registered direct offering filed with the Securities and Exchange Commission on September 30, 2026.

You may access our Annual Report on Form 10-K for the year ended December 31, 2025 and the aforementioned prospectus supplement and the accompanying prospectus under the investor SEC filings tab of our website at www.lanternpharma.com or on the SEC’s website at www.sec.gov. Given these risks and uncertainties, we can give no assurances that our forward-looking statements will prove to be accurate, or that any other results or events projected or contemplated by our forward-looking statements will in fact occur, and we caution investors not to place undue reliance on these statements. All forward-looking statements in this press release represent our judgment as of the date hereof, and, except as otherwise required by law, we disclaim any obligation to update any forward-looking statements to conform the statement to actual results or changes in our expectations.

Media & Investor Contacts

Lantern Pharma — Investor Relations

Email: IR@lanternpharma.com

Phone: (972) 277-1136